Subsequent events	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
30.1.    Acquisition of PDCA shares
On January 28, 2021, the Group has fully acquired the non-controlling interest in PDCA held by Bellver Fundo de Investimento Multimercado Crédito Privado Investimento no Exterior (“Bellver”). The transaction was made by a purchase and sale of shares, where Bellver agreed to acquire 1,313,066 STNE shares by a payment being part in cash in the amount of R$ 230,500 and part by the delivering of their PDCA shares. The number of STNE shares delivered to Bellver was based on STNE volume-weighted average trading price of the 30 days preceding the signing of a memorandum of understanding (“MOU”) between the parties on December 8th, 2020.